Filed by: Federated Income Securities Trust

Filed Pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company: Prudent Global Income Fund

Commission File No. 811-4577

Prudent Bear Funds, Inc. Proxy – FAQ for Shareholders

I read the Proxy Statement/Prospectus mailed to me about the proposed reorganization. What exactly does this mean to me?

If approved by shareholders, your Prudent Bear Fund or Prudent Global Income Fund will be reorganized into a comparable Federated Prudent Fund as follows:

If you own shares in:	You will receive shares of:
Prudent Bear Fund	Federated Prudent Bear Fund
▪ Class C Shares	ð Class C Shares
▪ No Load Shares	ð Class A Shares

Prudent Global Income Fund	Federated Prudent Global Income Fund
▪ No Load Shares	ð Class A Shares

The new Federated Prudent Funds are designed to carry on the investment program of the Prudent Bear Funds as part of the Federated family of products.

I notice that my No Load shares will be converted to “Class A Shares.” Does this mean I will have to pay a sales charge when my account is converted?

No, you will not pay any sales charges in connection with the reorganization. Furthermore, if you received Class A Shares in the reorganization and continue to own shares in the Prudent Bear Fund after the reorganization, you WILL NOT be subject to sales charges on future purchases of Class A Shares of Federated Prudent Bear Fund.

If you received Class C Shares in the reorganization and continue to own shares in the Prudent Bear Fund after the reorganization, you WILL NOT be subject to the contingent deferred sales charge on future redemptions of Class C Shares of Federated Prudent Bear Fund.

Similarly, if you own the Prudent Global Income Fund at the time of the reorganization, you WILL NOT be subject to the sales charge on future purchases of Class A Shares of Federated Prudent Global Income Fund.

Who will manage the Funds after the reorganization is complete?

Key members of the Prudent Bear Fund and Prudent Global Income Fund investment teams will move to Federated and will manage the Federated funds after the reorganization.

David Tice will provide the portfolio management team with his views and philosophy in light of current market conditions, while Doug Noland will continue to have primary oversight of the day-to-day management of the Federated Prudent Funds. On the Federated Prudent Bear Fund, Doug will be supported by Ryan Bend, a member of the existing management team, as well as other analysts. Doug will also be supported by a new portfolio manager on the Federated Global Income Fund. You can find detailed biographies of all members of the investment teams in your Prospectus/Proxy Statement.

Who is Federated Investors?

Since 1955, millions of investors in the United States and around the globe have relied on Federated Investors, Inc. (NYSE: FII) for world-class investment management. Federated has grown to become one of the nation's largest investment managers with more than $333 billion in assets under management as of June 30, 2008.

Federated provides comprehensive investment management to more than 5,400 institutions and intermediaries (corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers) and is a component of the S&P 500 Index.

Why should I vote in favor of this reorganization?

Our fund shareholders are important, and we at David W. Tice & Associates strongly believe there are numerous benefits to you:

▪
Stability of management. Recognizing the importance of stable management, key members of the Prudent Funds’ investment teams will move to Federated and will continue to manage the Federated Prudent Funds. New portfolio managers, whose biographies are contained in your Prospectus/Proxy Statement, will also be added to the Federated Prudent Funds.

▪	Proven process. Each Federated Prudent Fund will utilize the same core investment process going forward.

▪
Enhanced resources. The breadth and depth of Federated’s global research and trading capabilities will enable the Federated Prudent Funds to seek to expand their research and investment processes, and should be advantageous in attracting and retaining top investment talent.

▪	Ability to Participate in a Larger Fund Family. Federated’s broad array of investment products will provide you with the opportunity to exchange into other equity or fixed-income mutual funds.

Why are the Prudent Bear Fund and Prudent Global Income Fund good fits for Federated?

Federated believes in providing financial intermediaries and shareholders the tools to create well-rounded portfolios – and that the Funds’ historical performance and innovative investing approach will enable the new Federated funds to become part of any client’s asset allocation strategy.

What will happen to my Prudent Fund account?

After the reorganization, your Prudent Fund account will be closed and a new account will be opened in the corresponding Federated Fund. This process will occur automatically, with no action required by you. At the time of the reorganization, the NAV of each Prudent Fund’s shares will be determined in accordance with the valuation policies of the Federated Funds described in the corresponding Fund’s Prospectus and Statement of Additional Information. To the extent that the Federated Fund’s valuation procedures differ from the Prudent Fund’s valuation procedures, there may be a change in the total value of your account as a result of the reorganization.

Will my current account options, such as systematic investing and withdrawals, transfer over to the acquiring fund?

Yes, these servicing features will transfer automatically to your Federated Prudent Fund account(s).

Will I incur taxes as a result of the reorganization?

The Reorganizations are expected to be tax-free events to you.

Generally, shareholders will not incur capital gains or losses on the exchange of Prudent Fund Shares for Federated Prudent Fund Shares as a result of the Reorganizations. However, shareholders will incur capital gains or losses if they sell their Prudent Fund Shares before the Reorganization becomes effective, or sell/exchange their Federated Prudent Fund Shares after the Reorganization becomes effective.

Shareholders will also be responsible for tax obligations associated with monthly or periodic dividend and capital gains distributions that occur prior to and after the Reorganization. Please note that retirement accounts generally are not subject to such tax consequences.

When will the reorganization occur?

Assuming shareholder approval is obtained, the reorganization of each Fund is currently expected to occur on or about Friday, December 5, 2008, after the close of business.

Do I need to do anything?

You are being asked to vote on and approve the Reorganizations. If the Reorganizations are approved, you will automatically become a shareholder in the new Federated Prudent Fund.

Your vote is very important!

How do I vote my shares?

You may vote in person at the special meeting of shareholders, scheduled for Wednesday, December 3, 2008, or you may complete and return the proxy ballot that was mailed to you.

You may also vote by telephone or through the Internet. Please see your proxy ballot for details.

Note that if you do not respond to your ballot, we or a proxy solicitor engaged by us may contact you by telephone to request that you cast your vote. If you sign and return the proxy ballot without indicating a preference, your vote will be cast “for” the proposal.

Who do I call with questions about my Prospectus/Proxy Statement?

Please contact your Investment Professional, or you may call a Prudent Bear Client Service Representative at 1-800- 711-1848 with questions.

A prospectus/proxy statement with respect to the proposed transaction will be mailed to shareholders and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the prospectus/proxy statement because it contains important information. The prospectus/proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-341-7400.

Past performance does not guarantee future results.

References to other funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding an interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give tax advice.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is not affiliated with Federated Investors, Inc.

Filed by: Federated Income Securities Trust

Filed Pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company: Prudent Global Income Fund

Commission File No. 811-4577

Prudent Bear Funds, Inc. Proxy – FAQ for Financial Advisors
What You and Your Clients Need to Know

I read the Proxy Statement/Prospectus mailed to my clients about the proposed reorganization. What changes can my clients expect to their shares?

If approved by shareholders, Prudent Bear Fund or Prudent Global Income Fund will be reorganized into a comparable Federated Prudent Fund as follows:

If clients own shares in:	They will receive shares of:
Prudent Bear Fund	Federated Prudent Bear Fund
▪ Class C Shares	ð Class C Shares
▪ No Load Shares	ð Class A Shares

Prudent Global Income Fund	Federated Prudent Global Income Fund
▪ No Load Shares	ð Class A Shares

The new Federated Prudent Bear Fund and Federated Prudent Global Income Fund are designed to carry on the investment program of the Prudent Bear Funds as part of the Federated family of products.

I notice my client’s No Load shares will be converted to “Class A Shares.” Does this mean they will have to pay a sales charge when the account is converted?

No, shareholders will not pay any sales charges in connection with the reorganization. Furthermore, if they received Class A Shares in the reorganization and continue to own shares in the Prudent Bear Fund after the reorganization, they WILL NOT be subject to sales charges on future purchases of Class A Shares of Federated Prudent Bear Fund.

If shareholders received Class C Shares in the reorganization and continue to own shares in the Prudent Bear Fund after the reorganization, they WILL NOT be subject to the contingent deferred sales charge on future redemptions of Class C Shares of Federated Prudent Bear Fund.

Similarly, if your clients own the Prudent Global Income Fund at the time of the reorganization, they WILL NOT be subject to the sales charge on future purchases of Class A Shares of Federated Prudent Global Income Fund.

What about new shares I invest in on behalf of my clients after the reorganization?

After the reorganization, fee-based advisors will generally purchase load-waived Class A Shares, while those whose business model includes sales loads will purchase Class A shares.

In my business I sell loaded shares. Will my compensation change?

You will receive the same level of compensation that the Prudent Bear Fund and Prudent Global Income Fund pay today, though the source of compensation may be different. Please see the Prospectus/Proxy Statement for more details.

Who will manage the Funds after the reorganization is complete? Is David Tice leaving the Funds?

Key members of the Prudent Bear Fund and Prudent Global Income Fund investment teams will move to Federated and will manage the Federated funds after the reorganization.

David Tice will provide the portfolio management team with his views and philosophy in light of current market conditions, while Doug Noland will continue to have primary oversight of the day-to-day management of the Federated Prudent funds. On the Federated Prudent Bear Fund, Doug will be supported by Ryan Bend, a member of the existing management team, as well as other analysts. Doug will also be supported by a new portfolio manager on the Federated Global Income Fund. You can find detailed biographies of all members of the investment teams in your Prospectus/Proxy Statement.

What can I tell my clients about Federated Investors?

Since 1955, millions of investors in the United States and around the globe have relied on Federated Investors, Inc. (NYSE: FII) for world-class investment management. Federated has grown to become one of the nation's largest investment managers with more than $333 billion in assets under management as of June 30, 2008.

Federated provides comprehensive investment management to more than 5,400 institutions and intermediaries such as yourself, including those in corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers, and is a component of the S&P 500 Index.

Why should my clients vote in favor of this reorganization?

We at David W. Tice & Associates strongly believe there are numerous benefits to shareholders:

▪
Stability of management. Recognizing the importance of stable management, key members of the Prudent Funds’ investment teams will move to Federated and will continue to manage the Federated Prudent Funds. New portfolio managers, whose biographies are contained in the Prospectus/Proxy Statement, will also be added to the Federated Prudent Funds.

▪	Proven process. Each Federated Prudent Fund will utilize the same core investment process going forward.

▪
Enhanced resources. The breadth and depth of Federated’s global research and trading capabilities will enable the Federated Prudent Funds to seek to expand their research and investment processes, and should be advantageous in attracting and retaining top investment talent.

▪
Ability to Participate in a Larger Fund Family. Federated’s broad array of investment products will provide your clients with the opportunity to exchange into many of Federated’s other equity or fixed-income mutual funds, which span across various asset classes.

Why are the Prudent Bear Fund and Prudent Global Income Fund good fits for Federated?

Federated believes in providing financial intermediaries and shareholders the tools to create well-rounded portfolios – and that the Funds’ historical performance and innovative investing approach will enable the new Federated funds to become part of any client’s asset allocation strategy.

What will happen to my client’s Prudent Fund account?

After the Reorganization, each Prudent Fund account will be closed and a new account will be opened in the corresponding Federated Fund. This process will occur automatically, with no action required by you or your client. At the time of the Reorganization, the NAV of each Prudent Fund’s shares will be determined in accordance with the valuation policies of the Federated Funds described in the corresponding Fund’s Prospectus and Statement of Additional Information. To the extent that the Federated Fund’s valuation procedures differ from the Prudent Fund’s valuation procedures, there may be a change in the total value of your client’s account as a result of the Reorganization.

Will my client’s current account options, such as systematic investing and withdrawals, transfer over?

Yes, these servicing features will transfer automatically to the new Federated Prudent Fund account(s).

Will my clients incur taxes as a result of the reorganization?

The Reorganizations are expected to be tax-free events to shareholders. Generally, shareholders will not incur capital gains or losses on the exchange of Prudent Fund Shares for Federated Prudent Fund Shares as a result of the Reorganizations. However, shareholders will incur capital gains or losses if they sell their Prudent Fund Shares before the Reorganization becomes effective, or sell/exchange their Federated Prudent Fund Shares after the Reorganization becomes effective.

Shareholders will also be responsible for tax obligations associated with monthly or periodic dividend and capital gains distributions that occur prior to and after the Reorganization. Please note that retirement accounts generally are not subject to such tax consequences.

When will the reorganization occur?

Assuming shareholder approval is obtained, the reorganization of each Fund is currently expected to occur on or about Friday, December 5, 2008, after the close of business.

Do my clients need to do anything to transfer accounts?

No, if the Reorganizations are approved, clients will automatically become shareholders in the new Federated Prudent Fund(s).

Do I need to do anything?

Shareholder votes are critical. We ask that you encourage your clients to vote on and approve the reorganizations. Every vote is important!

Who do I call with questions?

Please contact us at info@prudentbearfunds.com or 214-696-5474 with questions or for additional information.

A prospectus/proxy statement with respect to the proposed transaction will be mailed to shareholders and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the prospectus/proxy statement because it contains important information. The prospectus/proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-341-7400.

Past performance does not guarantee future results.

References to other funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding an interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give tax advice.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is not affiliated with Federated Investors, Inc.